UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)  (Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Ste 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA FUNDS

SMALL CAP FUND

MID CAP FUND

M a n a g e d   B y

SEMI-ANNUAL REPORT

March 31, 2013

(Unaudited)

May 29, 2013

Dear Fellow Conestoga Small Cap Fund Shareholders,

On behalf of the portfolio management team at Conestoga Capital Advisors LLC, thank you for your investment in the Conestoga Small Cap Fund.  The Fund has experienced steady growth over the past few years, and at March 31, 2013, Fund assets totaled over $420 million.  As managers and fellow shareholders of the Fund, we appreciate the confidence and trust you have placed with us.  We have several important items to review with Fund shareholders for the six months ended March 31, 2013, including a market review and outlook, as well as an update on Conestoga Capital Advisors LLC’s ownership, succession plans, and the small cap growth investment capacity.

Market Review and Outlook

Investor focus over the past six months has been centered on events in our nation’s capitol, with the political implications of the November elections and the “fiscal cliff” being foremost in investors’ minds.  The New Year began with a resolution to avoid the fiscal cliff, as the Federal government approved increases in tax rates on higher-income households, the termination of the payroll tax holiday, and extensions of unemployment benefits.  The political sclerosis remained, and the first quarter’s focus shifted to sequestration, the mandatory spending cuts required by prior debt-ceiling agreements.  Congress and the President failed to reach any agreement on sequestration, and on March 1, the cuts went into effect.  Despite dire predictions of the impact on the economy, the financial markets continued their upward trend – could it be that a roughly 2% cut in government spending isn’t so bad?  Indeed, U.S. equity markets rose over 10% in the first quarter of 2013, with many indices reaching or approaching all-time highs.

Perhaps the strong returns over the past few years have begun to re-kindle investors’ interest in equities.  Inflows to U.S. equity mutual funds were very strong in the first quarter of 2013, and if this were to continue, it could provide ongoing support for an extended rally in equities.  It appears that some investors may have taken a mentality that one has to be invested in equities given the limited opportunity for returns elsewhere.  Continued earnings growth has also supported equity prices, with corporate America producing solid growth as the economy remains in recovery mode.  It is our opinion that U.S. equity markets are fairly valued at this point, and could rise further through the remainder of the year, if the current global economic conditions continue. However, it may be a choppy path to higher levels for the markets.  As we pen this letter in mid-May 2013, the equity markets have shown signs of increased volatility but continued their upward move.

Conestoga Capital Advisors Ownership and Succession Plans

At the beginning of 2013, Conestoga announced an ownership transfer among the Conestoga partners and detailed our succession plans for the investment team.  Conestoga has initiated a transfer in December 2012, with Bob Mitchell, Duane D’Orazio, Mark Clewett, David Lawson and Joe Monahan each purchasing 1% stake in Conestoga from Bill Martindale.  This reduced Bill’s ownership of the total firm from approximately 36% to 31%.  There was no change of control at the company as a result, with no partner moving above or below the 25% level.

The transaction also marks the beginning of what we expect will be a multi-year transition of Bill’s ownership.  Most importantly, this ownership plan will enable the firm to continue to be 100% employee-owned.  This goal is one that we began the firm with, and which we continue to believe is critically important to the culture of our firm.  Additionally, the structure of the transition allows for the firm to continue investing in additional resources whenever needed (ie, people, technology, etc.).  The ownership transition is structured such that the remaining partners will purchase Bill’s entire ownership stake over an extended period of time.

This naturally raises questions of whether Bill’s role and activity levels will be changing.  We can confirm that in 2013, Bill’s role will be unchanged, and he will continue as a co-manager of Conestoga’s Small Cap Fund and Mid Cap Fund.  In mid-2014, Bill will begin to ramp down his activity levels, and by the second half of 2014, Bill will no longer co-manage the Small Cap Fund or Mid Cap Fund.

We are very confident that the current investment team can seamlessly transition the changes in Bill’s role in the years ahead.  We have been incredibly pleased with how well Joe Monahan and Dave Lawson have contributed to the investment process since joining the firm in 2008. Additionally, given the number of names and low turnover in the Fund, there is a significant amount of cross-over knowledge of the holdings by all members of the investment team.  As you are aware, Joe Monahan has become the lead analyst for roughly 20% of the Small Cap Fund, and Dave Lawson for nearly 10% of the Small Cap Fund.  Bill is the primary analyst on about 20% of the Fund.  In the beginning of 2014, we will elevate Joe Monahan to the level of co-Portfolio Manager of the Small Cap Fund.  Both Joe Monahan and Dave Lawson will continue to expand their lead analyst roles on additional names in the Small Cap Fund.  We expect to add to the team with the hiring of one or two analysts in the years ahead.

Investment Capacity

We also want to update you on asset levels and our plans for capacity in the Small Cap Fund.  The Firm ended the first quarter of 2013 with approximately $1.08 billion in total small cap growth strategy assets under management, of which the Small Cap Fund represented $421 million.  We have always managed the strategy as if it had $1 billion in assets, and to date we have not encountered any significant portfolio management issues due to illiquidity.  We remain committed to providing the same style of management to our clients as we always have, and do not want to compromise the style by taking on too many assets.  Having moved through the $1 billion level, our intent is to limit the flow to the separate account strategy to roughly $150 million of net new separate account assets per year, knowing that there are always some client outflows that will offset the new business.  Existing clients and the Conestoga Small Cap Fund are not included in this policy.  We are confident this “soft-close” or “inflow management” will allow us to maintain the investment integrity of the Fund and separate account strategy.  Please do not hesitate to contact us if you have any questions related to capacity and continued investments.

Sincerely,

William C. Martindale, Jr.

Robert M. Mitchell

Managing Partner - Co-Portfolio Manager

Managing Partner - Co-Portfolio Manager

May 29, 2013

Dear Fellow Conestoga Mid Cap Fund Shareholders,

With the closing of the first quarter of 2013, the Conestoga Mid Cap Fund has completed its first year of operations.  We very much appreciate our initial investors to the Mid Cap Fund – we have known many of you for years.  Thank you for the confidence you have placed in us through your support and investment in the Mid Cap Fund.

As you are aware, the Mid Cap Fund is employing a strategy that is very similar to our small cap strategy, differentiated only by investing in companies that are somewhat larger and more established than those within the Small Cap Fund.  The Mid Cap Fund focuses on companies with market capitalizations between $2 billion and $10 billion.  Similar to the Small Cap Fund, the Mid Cap Fund invests in high quality companies that have leading positions in their industry and that possess strong financial characteristics.  These characteristics include high returns on invested capital, the ability to generate excess cash flow, and balance sheets with low levels of debt.

The Mid Cap Fund has faced two challenges over the past six months and since inception March 30, 2012, and as a result the Mid Cap Fund has lagged its benchmark over those time periods.  First, stock selection has been challenged as several of the Fund’s holdings have experienced weaker performance relative to the benchmark. For example, Quality Systems (QSII), Rovi Corp. (ROVI) and Acacia Research (ACTG) declined sharply when their earnings results fell short of investors’ expectations. These negative contributors to performance offset positive returns from Sirona Dental Systems (SIRO), Copart (CPRT) and QLIK Technologies (QLIK).

A second challenge for the Mid Cap Fund relative to its benchmark has been the stronger performance of companies with larger market capitalizations.  As described above, the Fund focuses on companies with market capitalizations between $2 billion and $10 billion.  However, the strongest performing segment of the benchmark has been stocks with market capitalizations over $10 billion.  The Fund’s benchmark, the Russell Mid Cap Growth Index, is weighted over 40% to companies with market capitalizations over $10 billion, and this added significantly to the benchmark’s return.  Longer-term, we expect our focus on relatively smaller companies to be beneficial, and we intend to maintain our focus on what we believe are clearly mid-capitalization companies.

Again, we appreciate your investment in the Conestoga Mid Cap Fund, and we look forward to continuing to serve you in the years ahead.

Sincerely,

William C. Martindale, Jr.

David M. Lawson, CFA

Managing Partner - Co-Portfolio Manager

Managing Partner - Co-Portfolio Manager

CONESTOGA FUNDS

Expense Example

(Unaudited)

As a shareholder of the Conestoga Small Cap Fund and/or the Conestoga Mid Cap Fund, you incur the following costs: management fees, trustee fees, transaction costs and certain other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in these Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example for the Conestoga Small Cap Fund and/or the Conestoga Mid Cap Fund, is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 through March 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in these Funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which are not charged by our Funds but which may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Conestoga Small Cap Fund:

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	October 1, 2012	March 31, 2013	October 1, 2012 through March 31, 2013

Actual	$1,000.00	$1,148.86	$5.89
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,019.45	$5.54

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

Conestoga Mid Cap Fund (Investors Class):

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	October 1, 2012	March 31, 2013	October 1, 2012 through March 31, 2013

Actual	$1,000.00	$1,082.81	$7.01
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,018.20	$6.79

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

CONESTOGA SMALL CAP FUND

Securities Holdings by Sector

March 31, 2013

(Unaudited)

The following chart gives a visual breakdown of the Fund by the economic sectors*.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on March 31, 2013 were $ 421,364,766.

Cash Equivalent 10.65%
Consumer Discretionary 8.87%
Liabilities in Excess of Other Assets (8.14%)
Financial Services 6.83%
Healthcare 16.01%
Technology 28.26%
Materials and Processing 5.98%
Energy 6.42%
Producer Durables 25.12%

*Russell Sectors

  Cash Equivalent and Liabilities in Excess of Other Assets are not Russell Sectors

CONESTOGA SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2013 (UNAUDITED)

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Educational Services
268,750	Grand Canyon Education, Inc. *	$ 6,823,562
397,750	Healthstream, Inc. *	9,124,385
Educational Services Total		15,947,947
Retail
143,975	Hibbett Sports, Inc. *	8,101,473
184,500	Medifast, Inc. *	4,228,740
364,250	Stamps.com, Inc. *	9,095,322
Retail Total		21,425,535

Consumer Discretionary Sector Total		37,373,482	8.87%

Energy
Oil: Crude Producers
177,000	Contango Oil & Gas, Inc.	7,095,930
Oil Well Equipment & Services
72,500	Carbo Ceramics, Inc.	6,602,575
76,883	Geospace Technologies Corp. *	8,297,213
36,725	Core Laboratories NV	5,065,112
Oil Well Equipment & Services Total		19,964,900

Energy Sector Total		27,060,830	6.42%

Financial Services
Asset Management & Custodian
169,258	Westwood Holdings Group, Inc.	7,520,133
Financial Data & Systems
300,400	Advent Software, Inc. *	8,402,188
70,000	FactSet Research Systems, Inc.	6,482,000
91,250	Morningstar, Inc.	6,380,200
Financial Data & Systems Total		21,264,388

	Financial Services Sector Total	28,784,521	6.83%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Healthcare
Healthcare Services
137,585	National Research Corp.	$ 7,985,433
129,000	Medidata Solutions, Inc. *	7,479,420
Healthcare Services Total		15,464,853
Medical Equipment
226,384	Abaxis, Inc.	10,712,491
Medical and Dental Instruments and Supplies
301,000	Align Technology, Inc. *	10,086,510
365,050	Meridian Bioscience, Inc.	8,330,441
215,000	Neogen Corp. *	10,657,550
64,500	TECHNE Corp.	4,376,325
Medical and Dental Instruments and Supplies Total		33,450,826
Pharmaceuticals & Biotech
804,200	Accelrys, Inc. *	7,848,992

	Healthcare Sector Total	67,477,162	16.01%

Materials and Processing
Building Materials
209,475	AAON, Inc.	5,779,415
332,575	Simpson Manufacturing Company, Inc.	10,180,121
Building Materials Total		15,959,536
Chemicals and Synthetics
210,025	Balchem Corp. *	9,228,499

Materials and Processing Sector Total		25,188,035	5.98%

Producer Durables
Aerospace
214,000	Aerovironment, Inc. *	3,879,820
Commercial Services
188,000	Advisory Board Co. *	9,873,760
154,000	Costar Group, Inc. *	16,856,840
442,500	Innerworkings, Inc. *	6,699,450
215,000	Ritchie Bros. Auctioneers, Inc.	4,665,500
338,000	Rollins, Inc.	8,297,900

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

213,025	Tetra Tech, Inc. *	$ 6,495,132
Commercial Services Total		52,888,582

Diversified Manufacturing Operations
282,750	Proto Labs, Inc. *	13,883,025
403,850	Raven Industries, Inc.	13,573,399
Diversified Manufacturing Operations Total		27,456,424
Scientific Instruments: Control & Filter
201,700	Faro Technologies, Inc. *	8,751,763
395,546	Sun Hydraulics Corp.	12,859,200
Scientific Instruments: Control & Filter Total		21,610,963

Producer Durables Sector Total		105,835,789	25.12%

Technology
Computer Services Software & Systems
543,700	NIC, Inc.	10,417,292
414,400	Pros Holdings, Inc. *	11,259,248
378,500	SciQuest, Inc. *	9,099,140
209,425	Tyler Technologies, Inc. *	12,829,376
Computer Services Software & Systems Total		43,605,056
Electronic Components
140,200	Hittite Microwave Corp. *	8,490,512
109,450	NVE Corp. *	6,175,169
Electronic Components Total		14,665,681
Electronics
277,500	Acacia Research Corp. *	8,372,175
Information Technology
252,375	ACI Worldwide, Inc. *	12,331,043
301,000	Blackbaud, Inc.	8,918,630
433,200	Bottomline Technologies, Inc. *	12,350,532
169,625	Sourcefire, Inc. *	10,046,889
Information Technology Total		43,647,094
Computer Technology
118,500	Stratasys, Inc. *	8,795,070

	Technology Sector Total	119,085,076	28.26%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

TOTAL COMMON STOCKS
	(Cost $300,570,094)	$410,804,895	97.49%

SHORT-TERM INVESTMENTS
44,876,833	UMB Bank Money Market Fiduciary 0.01%**
	(Cost $44,876,833)	44,876,833	10.65%

TOTAL INVESTMENTS
	(Cost $345,446,927)	$455,681,728	108.14%

	Liabilities in Excess of Other Assets	(34,316,962)	(8.14)%

	TOTAL NET ASSETS	$421,364,766	100.00%

* Non-income producing
** Variable rate effective at March 31, 2013.

CONESTOGA MID CAP FUND

Securities Holdings by Sector

March 31, 2013

(Unaudited)

The following chart gives a visual breakdown of the Fund by the economic sectors*.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on March 31, 2013 were $ 2,569,905.

Liabilities in Excess of Other Assets (0.09%)
Cash Equivalent 5.48%
Consumer Discretionary 13.31%
Consumers Staples 2.24%
Financial Services 7.58%
Technology 22.01%
Healthcare 15.02%
Materials and Processing 1.80%
Producer Durables 23.96%
Energy 8.69%

*Russell Sectors

  Other Assets in Excess of Liabilities is not a Russell Sector

CONESTOGA MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2013 (UNAUDITED)

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Apparel
800	Under Armour, Inc. *	$ 40,960
Recreational Vehicles & Boats
900	Polaris Industries, Inc.	83,241
Retail
1,200	Coinstar, Inc. *	70,104
880	Tractor Supply Co.	91,634
1,450	Urban Outfitters, Inc. *	56,173
Retail Total		217,911

Consumer Discretionary Sector Total		342,112	13.31%

Energy
Oil: Crude Producers
900	SM Energy Co.	53,298
Oil Well Equipment & Services
700	Carbo Ceramics, Inc.	63,749
770	Core Laboratories NV	106,198
Oil Well Equipment & Services Total		169,947

Energy Sector Total		223,245	8.69%

Financial Services
Financial Data & Systems
650	FactSet Research Systems, Inc.	60,190
700	Morningstar, Inc.	48,944
Financial Data & Systems Total		109,134
Insurance
170	Markel Corp. *	85,595

	Financial Services Sector Total	194,729	7.58%

Healthcare
Medical and Dental Instruments and Supplies
2,000	Align Technology, Inc. *	67,020
300	CR Bard, Inc.	30,234
950	Sirona Dental Systems, Inc. *	70,044

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (cont)

550	Idexx Laboratories, Inc. *	$ 50,814
600	TECHNE Corp.	40,710
Medical and Dental Instruments and Supplies Total		258,822
Pharmaceuticals & Biotech
1,320	Forest Laboratories, Inc. *	50,213
3,030	Myriad Genetics, Inc. *	76,962
Pharmaceuticals & Biotech Total		127,175

	Healthcare Sector Total	385,997	15.02%

Materials and Processing
Metals & Minerals
900	Fastenal Co.	46,215

Materials and Processing Sector Total		46,215	1.80%

Producer Durables
Commercial Services
2,070	Copart, Inc. *	70,960
2,000	Ritchie Bros. Auctioneers, Inc.	43,400
750	IHS, Inc. *	78,540
1,930	Rollins, Inc.	47,381
1,300	Verisk Analytics, Inc. *	80,119
Commercial Services Total		320,400
Commercial Vehicles & Parts
2,400	Gentex Corp.	48,024
Transportation & Freight
800	C.H. Robinson Worldwide, Inc.	47,568
Scientific Instruments & Services
1,600	Donaldson Company, Inc.	57,904
2,800	Trimble Navigation Ltd. *	83,888
Scientific Instruments & Services Total		141,792

Machinery
1,000	Graco, Inc.	58,030

Producer Durables Sector Total		615,814	23.96%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Consumer Staples
Foods
580	The J.M. Smucker Co.	$ 57,513
	Consumer Staples Sector Total	57,513	2.24%
Technology
Computer Services Software & Systems
2,500	Qlik Technologies, Inc. *	64,575
Electronic Components
1,100	IPG Photoics Corp. *	73,051
Electronics
2,600	Acacia Research Corp. *	78,442
1,400	Garmin, Ltd.	46,256
Electronics Total		124,698
Information Technology
2,200	Fortinet, Inc. *	52,096
2,000	Nuance Communications, Inc. *	40,360
1,670	Micro Systems, Inc. *	76,002
1,000	Ansys, Inc. *	81,420
1,600	Dolby Laboratories, Inc.	53,696
Information Technology Total		303,574

	Technology Sector Total	565,898	22.01%

TOTAL COMMON STOCKS
	(Cost $2,293,944)	$2,431,523	94.61%

SHORT-TERM INVESTMENTS
140,807	UMB Bank Money Market Fiduciary 0.01%**
	(Cost $140,807)	140,807	5.48%

TOTAL INVESTMENTS
	(Cost $2,434,751)	$2,572,330	100.09%

	Liabilities In Excess Of Other Assets	(2,425)	(0.09)%

	TOTAL NET ASSETS	$2,569,905	100.00%

* Non-income producing
** Variable rate effective at March 31, 2013.

CONESTOGA FUNDS

Statements of Assets and Liabilities
March 31, 2013 (Unaudited)

		MID CAP FUND
Assets:	SMALL CAP FUND	INVESTORS CLASS
Investments at Value (Cost $345,446,927 and $2,434,751, respectively)	$ 455,681,728	$ 2,572,330
Cash	3,500	-
Receivables:
Shareholder Subscriptions	519,373	67
Dividends	173,907	910
Interest	93	1
Prepaid Expenses	-	1,408
Deferred Offering Costs	-	12,856
Total Assets	456,378,601	2,587,572
Liabilities:
Accrued Investment Advisory Fees	347,423	1,948
Accrued Administration Fees	-	2,917
Accrued Trustees' Fees	7,324	141
Other Expenses	-	12,661
Payables:
Securities Purchased	34,394,216	-
Shareholder Redemptions	264,872	-
Total Liabilities	35,013,835	17,667
Net Assets	$ 421,364,766	$ 2,569,905

Net Assets Consist of:
Beneficial Interest Paid-in	$ 315,215,842	$ 2,483,265
Accumulated Net Investment Loss	(1,049,975)	(6,582)
Accumulated Net Realized Loss on Investments	(3,035,902)	(44,357)
Net Unrealized Appreciation in Value of Investments	110,234,801	137,579
Net Assets, for 14,805,451 and 125,183 Shares Outstanding, Unlimited Number of
Shares Authorized with a $0.001 Par Value, respectively	$ 421,364,766	$ 2,569,905
Net Asset Value, Offering and Redemption Price
Per Share ($421,364,766/14,805,451 shares) and ($2,569,905/125,183 shares), respectively	$ 28.46	$ 20.53

The accompanying notes are an integral part of the financial statements.

CONESTOGA FUNDS

Statements of Operations
For the Six Months Ended March 31, 2013 (Unaudited)

		MID CAP FUND
Investment Income:	SMALL CAP FUND	INVESTORS CLASS
Dividends (net of foreign taxes withheld of $9,892 and $86, respectively)	$ 2,082,636	$ 15,272
Interest	648	4
Total Investment Income	2,083,284	15,276
Expenses:
Investment advisory fees	1,982,500	9,586
Shareholder servicing fees	-	2,984
Audit expenses	-	5,656
Legal expenses	-	4,985
Custody expenses	-	3,034
Transfer agent expenses	-	6,030
Offering Costs	-	12,575
Miscellaneous expenses	-	633
Trustees' fees	41,498	364
Total expenses	2,023,998	45,847
Less: Advisory fees waived and expenses reimbursed	(206,707)	(30,421)
Net expenses	1,817,291	15,426

Net Investment Income (Loss)	265,993	(150)

Realized and unrealized gain (loss) on investments:
Net realized loss on investments	(2,467,397)	(4,608)
Net change in unrealized appreciation on investments	52,111,079	193,864
Net realized and unrealized gain on investments	49,643,682	189,256

Net increase in net assets resulting from operations	$ 49,909,675	$ 189,106

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

STATEMENT OF CHANGE IN NET ASSETS

	(Unaudited)
	For the	For the
	Six Months Ended	Year Ended
	3/31/2013	9/30/2012
Increase (Decrease) In Net Assets
From Operations:
Net investment income (loss)	$ 265,993	$ (1,131,101)
Net realized gain (loss) on investments	(2,467,397)	798,697
Net change in unrealized appreciation on investments	52,111,079	41,782,147
Net increase in net assets resulting from operations	49,909,675	41,449,743

Distributions to shareholders from:
Net investment income	(299,383)	-
Net realized gain on investments	(1,294,800)	(4,108,753)
Total Distributions	(1,594,183)	(4,108,753)

From Fund share transactions:
Proceeds from sale of shares	118,917,491	172,223,543
Shares issued on reinvestment of distributions	1,366,522	2,304,775
Cost of shares redeemed	(44,235,540)	(48,082,751)
Total increase in net assets from Fund share transactions	76,048,473	126,445,567

Total increase in net assets	124,363,965	163,786,557

Net Assets at Beginning of Year	297,000,801	133,214,244
Net Assets at End of Year (Includes accumulated net
investment loss of $(1,049,975) and $(1,016,585), respectively)	$ 421,364,766	$ 297,000,801

CONESTOGA MID CAP FUND

STATEMENT OF CHANGE IN NET ASSETS

	(Unaudited)
	For the	For the
	Six Months Ended	Period Ended
	3/31/2013	9/30/2012 *
Increase (Decrease) In Net Assets
From Operations:
Net investment loss	$ (150)	$ (6,432)
Net realized loss on investments	(4,608)	(39,749)
Net change in unrealized appreciation (depreciation) on investments	193,864	(56,285)
Net increase (decrease) in net assets resulting from operations	189,106	(102,466)

From Fund share transactions:
Proceeds from sale of shares	175,883	2,316,073
Cost of shares redeemed	(1,279)	(7,412)
Total increase in net assets from Fund share transactions	174,604	2,308,661

Total increase in net assets	363,710	2,206,195

Net Assets at Beginning of Period	2,206,195	-
Net Assets at End of Period (Includes accumulated net
investment loss of $(6,582) and $(6,432), respectively)	$ 2,569,905	$ 2,206,195

* For the period March 30, 2012 (commencement of investment operations) through September 30, 2012.

CONESTOGA SMALL CAP FUND

FINANCIAL HIGHLIGHTS

MARCH 31, 2013 (UNAUDITED)

Selected data for a share outstanding throughout each year:

	(Unaudited)
	For the	For the	For the	For the	For the	For the
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/2013	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net asset value - beginning of year	$24.90	$20.43	$19.28	$16.92	$17.68	$20.27

Net investment income (loss) (a)	0.62	(0.12)	(0.08)	(0.04)	− (b)	0.07
Net realized and unrealized gain (loss) on investments	3.06	5.10	1.23	2.40	(0.70)	(2.14)
Total from investment operations	3.68	4.98	1.15	2.36	(0.70)	(2.07)

Distributions from net investment income	(0.02)	−	−	−	(0.03)	(0.03)
Distributions from net realized capital gains	(0.10)	(0.51)	−	−	−	(0.49)
Distributions in excess of net investment income	−	−	−	−	(0.03)	−
Total distributions	(0.12)	(0.51)	−	−	(0.06)	(0.52)

Net asset value - end of year	$28.46	$24.90	$20.43	$19.28	$16.92	$17.68

Total return	14.89%(c)	24.61%	5.96%	13.95%	(3.87)%	(10.43)%
Ratios/supplemental data
Net Assets - end of year (thousands)	$ 421,365	$ 297,001	$ 133,214	$ 103,066	$ 65,356	$ 42,582

Before waivers
Ratio of expenses to average net assets	1.22%(d)	1.22%	1.27%	1.24%	1.29%	1.30%
Ratio of net investment income / (loss) to average net assets	0.04%(d)	(0.62)%	(0.53)%	(0.40)%	(0.18)%	0.19%

After waivers
Ratio of expenses to average net assets	1.10%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income /(loss) to average net assets	0.16%(d)	(0.50)%	(0.36)%	(0.26)%	0.01%	0.39%

Portfolio turnover rate	3.48%(c)	16.42%	18.03%	22.53%	13.89%	23.12%

(a) Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the year.
(b) Represents less than $0.01 per share
(c) Not annualized
(d) Annualized

CONESTOGA MID CAP FUND

FINANCIAL HIGHLIGHTS

MARCH 31, 2013 (UNAUDITED)

Selected data for a share outstanding throughout the period:

	(Unaudited)
	For the		For the
	Six Months Ended		Period Ended
	3/31/2013		9/30/2012 *

Net asset value - beginning of period	$18.96		$20.00

Net investment loss(a)	(0.00)		(0.07)
Net realized and unrealized gain (loss) on investments	1.57		(0.97)
Total from investment operations	1.57		(1.04)

Net asset value - end of period	$20.53		$18.96

Total return	8.28%	(b)	(5.20)%	(b)
Ratios/supplemental data
Net Assets - end of period (thousands)	$ 2,570		$ 2,206

Before waivers
Ratio of expenses to average net assets	3.87%	(c)	7.18%	(c)
Ratio of net investment loss to average net assets	(2.54)%	(c)	(6.52)%	(c)

After waivers
Ratio of expenses to average net assets	1.35%	(c)	1.35%	(c)
Ratio of net investment loss to average net assets	(0.01)%	(c)	(0.69)%	(c)

Portfolio turnover rate	10.06%	(b)	8.71%	(b)

* For the period March 30, 2012 (commencement of investment operations) through September 30, 2012.
(a) Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.
(b) Not Annualized
(c) Annualized

CONESTOGA FUNDS

Notes to Financial Statements

March 31, 2013 (Unaudited)

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of three series, the Conestoga Small Cap Fund (the “Small Cap Fund”), the Conestoga Mid Cap Fund (the “Mid Cap Fund”, collectively known as the “Funds”) and the Institutional Advisors LargeCap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act").  The Funds’ investment strategy is to achieve long-term growth of capital.  The Small Cap Fund’s registration statement became effective with the SEC and the Small Cap Fund commenced operations on October 1, 2002.  The Mid Cap Fund commenced investment operations on March 30, 2012.  The Mid Cap Fund offers two classes of shares, Investors Class and Institutional Class.  As of March 31, 2013, Institutional Class shares have not been issued. The Funds’ investment adviser is Conestoga Capital Advisors, LLC (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America “GAAP”.

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Funds’ Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized below:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Small Cap Fund’s assets measured at fair value as of March 31, 2013 by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2013 (Total)
Assets
Short-Term
Investments	$ 44,876,833	$ -	$ -	$ 44,876,833
Common Stocks	410,804,895	-	-	410,804,895
Total	$ 455,681,728	$ -	$ -	$ 455,681,728

At March 31, 2013, there were no significant transfers between Level 1, 2, or 3 based on the input levels on September 30, 2012.  For a further breakdown of each investment by type, please refer to the Small Cap Fund’s Schedule of Investments.

The following table presents information about the Mid Cap Fund’s assets measured at fair value as of March 31, 2013, by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2013 (Total)
Assets
Short-Term
Investments	$ 140,807	$ -	$ -	$ 140,807
Common Stocks	2,431,523	-	-	2,431,523
Total	$ 2,572,330	$ -	$ -	$ 2,572,330

At March 31, 2013, there were no significant transfers between Level 1, 2, or 3 based on the input levels on September 30, 2012.  For a further breakdown of each investment by type, please refer to the Mid Cap Fund’s Schedule of Investments.

Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any realized capital gain.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Funds’ tax positions as of March 31, 2013, and has determined that none of them are uncertain.

Management has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended (2009-2011) and the year September 30, 2012 are open for examination. No examination of any of the Funds’ tax returns is currently in progress.

Dividends and Distributions - The Funds intend to distribute substantially all of their net investment income and capital gains to their shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Funds record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other -Permanent book/tax differences are reclassified among the components of capital.

Subsequent Events - The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Offering Costs - Offering costs have been incurred by the Mid Cap Fund. Offering costs consist of costs incurred to offer shares to the public and are accounted for as a deferred charge and amortized to expense over twelve months on a straight-line basis.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Small Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Small Cap Fund.  Under the terms of the Investment Advisory Agreement, the Adviser pays all Small Cap Fund expenses except the fees and expenses of the independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  Pursuant to the Investment Advisory Agreement the Small Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Small Cap Fund.  For the six months ended March 31, 2013, the Adviser earned advisory fees of $1,982,500.  The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses to 1.10% of the Small Cap Fund’s average daily net assets until at least February 1, 2014.  For the six months ended March 31, 2013, the Adviser waived $206,707 of its fees under this arrangement.

On November 15, 2012, the Board of Trustees reviewed and discussed the terms and provisions of the Investment Advisory Agreement for the Small Cap Fund. In evaluating the Investment Advisory Agreement, generally the Board relied upon its knowledge of the Adviser, the Adviser’s services and the Small Cap Fund, resulting from the Board’s meetings and interactions with management throughout the year.  The Board also relied upon written materials and oral presentations regarding the Investment Advisory Agreement, which the Board had received in preparation for its consideration of the Investment Advisory Agreement.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory services to be provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

Fees, Expenses and Performance.  The Board reviewed performance information comparing the Small Cap Fund to other small cap funds in its Lipper peer group and a self-selected peer group, the performance history of the Small Cap Fund compared to its benchmarks, and the Small Cap Fund’s Morningstar ratings.  The Board also compared the total expense ratio and advisory fee of the Small Cap Fund to other small cap mutual funds in the self-selected peer group and to the Lipper Small Cap Growth universe.  Because the Small Cap Fund paid a management fee that included both advisory and administrative services, the Board determined that the Small Cap Fund’s total expenses to those of its peers was a more appropriate comparison than the Small Cap Fund’s advisory fees to those of its peers.  The Board also concluded that the advisory fees paid by the Small Cap Fund to the Adviser were reasonable in comparison to the advisory fees charged by the Adviser to other separate accounts, particularly when considering that none of the separate accounts have a unitary fee structure.

Other Benefits. Profitability of Adviser and Affiliates.  The Board reviewed the costs of the services provided by the Adviser and the profitability of the relationship to the Adviser.  The Board considered “fall-out benefits” that could be derived by the Adviser and its affiliates from their relationship with the Small Cap Fund. The Board also considered the Adviser’s use of “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Small Cap Fund and/or other accounts managed by the Adviser would be used to pay for research that a securities broker obtains from third parties.

Economies of Scale.  The Board reviewed the structure of the Small Cap Fund’s management fee and noted the contractual expense cap that was in place for the Small Cap Fund. The Board also considered the asset size of the Small Cap Fund.

After considering and weighing all of the above factors, the Board concluded that: i) the nature, extent, and quality of the services provided by the Adviser were appropriate for the proper management of the Small Cap Fund’s assets; ii) the Small Cap Fund’s performance was in line with the performance of its benchmarks; iii) the current profitability of the Small Cap Fund to the Adviser appeared reasonable; and iv) the Small Cap Fund’s small asset size meant that economies of scale were not yet achievable. The Board determined that it was in the best interests of the Small Cap Fund’s shareholders to approve the continuation of the Investment Advisory Agreement.  The Board also concluded that the fees paid by the Small Cap Fund to the Adviser were not comparable to fees paid to the Adviser by other entities since the Adviser did not provide the same level of services to these other entities.

The Board of Trustees approved the continuation of the Investment Advisory Agreement between the Trust, on behalf of the Small Cap Fund, and Conestoga Capital Advisors, LLC, dated January 2, 2008, through January 2, 2014.

The Mid Cap Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Mid Cap Fund.  Pursuant to the Advisory Agreement the Mid Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 0.85% of average daily net assets of the Mid Cap Fund.  For the six months ended March 31, 2013, the Adviser earned advisory fees of $9,586.  The Adviser has contractually agreed to limit the Mid Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expense, brokerage commissions and interest) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the Mid Cap Fund’s average daily net assets until at least February 1, 2014.  In addition, if at any point during the first three years of the Fund’s operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements to the extent such a recapture does not cause the Fund’s “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the of the waiver or reimbursement.  Amounts recoverable are in the table below.  For the six months ended March 31, 2013, the Adviser waived fees and reimbursed expenses of $30,421.

Mid Cap Fund:

Period Ended	Amount Recoverable	Recoverable Through
September 30, 2012	$54,417	September 30, 2015

The Trust, on behalf of the Small Cap Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Small Cap Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Small Cap Fund.  The Plan provides that the Small Cap Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Small Cap Fund's average daily net assets. The Distribution Plan is currently inactive and the Small Cap Fund did not accrue any 12b-1 fees under this plan during the six months ended March 31, 2013.

The Trust, on behalf of the Small Cap Fund and the Investors Class of the Mid Cap Fund, has adopted a Shareholder Servicing Plan, under which the Small and Mid Cap Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents).  The Small and Mid Cap Funds may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent.  The Small Cap Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.  For the six months ended March 31, 2013, the Mid Cap Fund accrued $2,984 in Service Fees.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Funds.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Funds.

There were no shareholder votes held between September 30, 2012 and March 31, 2013.

Note 4. Investments

SMALL CAP FUND:

Investment transactions, excluding short-term investments, for the six months ended March 31, 2013, were as follows:

Purchases……………………………………………..………….…$ 92,863,209

Sales……………………………………………………………….….$ 11,282,317

For Federal Income Tax purposes, the cost of investments owned at March 31, 2013, is $345,446,927.  As of March 31, 2013, the gross unrealized appreciation on a tax basis totaled $116,765,602 and the gross unrealized depreciation totaled $6,530,801 for a net unrealized appreciation of $110,234,801.

As of September 30, 2012 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation                                       $57,554,791

Accumulated net realized gain on investments                    1,295,226

Late Year Losses                                                       (1,016,585)

Total                                                                    $57,833,432

As of September 30, 2012, the Small Cap Fund did not have an unused capital loss carried forward.

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. During the fiscal year ended September 30, 2012, the Small Cap Fund incurred and elected to defer such late year losses of $1,016,585.

The tax character of distributions paid during the six months ended March 31, 2013 and the year ended September 30, 2012:

	March 31, 2013	September 30, 2012
Ordinary income	$ 299,383	$ -
Long Term Capital Gain	1,294,800	4,108,753
Total	$1,594,183	$4,108,753

MID CAP FUND:

Investment transactions, excluding short-term investments, for the six months ended March 31, 2013, were as follows:

Purchases……….…………………….…………………..…………………..$ 332,135

Sales………………………………………………………………………….….$ 223,365

For Federal Income Tax purposes, the cost of investments owned at March 31, 2013 is $2,434,751.  As of March 31, 2013, the gross unrealized appreciation on a tax basis totaled $231,027 and the gross unrealized depreciation totaled $93,448 for a net unrealized depreciation of $137,579.  During the six months ended March 31, 2013 and the period ended September 30, 2012, the Mid Cap Fund did not pay any distributions.

As of September 30, 2012 the components of accumulated deficit on a tax basis were as follows:

Net unrealized depreciation                                  $(56,285)

Post October and Late Year Losses

        $(46,181)

Total                                                            $(102,466)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. During the fiscal year ended September 30, 2012, the Mid Cap Fund incurred and elected to defer such late year losses of $6,432.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Mid Cap Fund incurred and elected to defer such capital losses as follows:

Short Term                     Long Term                             Total

$ 39,749                            $ -                                $ 39,749

Note 5. Beneficial Interest

The following table summarizes the activity in shares of the Small Cap Fund:

	For the Six Months Ended 3/31/2013		For the Year Ended 9/30/2012
	Shares	Value	Shares	Value
Issued	4,556,836	$ 118,917,491	7,320,286	$ 172,223,543
Reinvested	55,799	1,366,522	101,131	2,304,775
Redeemed	(1,735,779)	(44,235,540)	(2,014,721)	(48,082,751)
Total	2,876,856	$ 76,048,473	5,406,696	$ 126,445,567

The following table summarizes the activity in Investors Class shares of the Mid Cap Fund:

	Six Months Ended March 31, 2013		For the Period March 30, 2012 (commencement of investment operations) through September 30, 2012
	Shares	Value	Shares	Value
Issued	8,872	$ 175,883	116,781	$ 2,316,073
Redeemed	(64)	(1,279)	(406)	(7,412)
Total	8,808	$ 174,604	116,375	$ 2,308,661

Note 6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. Control & Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the 1940 Act.  As of March 31, 2013, National Financial Service Corp., for the benefit of its customers, owned 30.09% of the Small Cap Fund.  As of March 31, 2013, National Financial Service Corp., for the benefit of its customers, owned approximately 89.30% of the Mid Cap Fund.

CONESTOGA FUNDS

Trustees and Officers (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees and Officers of the Funds are set forth below.  The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees[4]:
Michael R. Walker, 1948	Trustee	Since 2002	Partner, Franklin Realty Trust since 2004; Chairman, Elder Trust from 1998 to 2004; Chairman and CEO, Genesis Health Ventures (eldercare services) from 1985 to 2002.	3	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	Managing Director, Beach Investment Counsel since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982-1988.	3	Trustee, the Milestone Funds (1 Portfolio) from 2007-2011
William B. Blundin, 1939	Trustee	Since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997.	3	Trustee, the Saratoga Advantage Funds (14 Portfolios) from 2003-2012
Richard E. Ten Haken, 1934	Trustee	Since 2002	Chairman and President, Ten Haken & Associates, Inc. (financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992;Trustee 1987 to 2001; President, Pinnacle Government Fund from 1985 to 1990; New York State Teachers Retirement System, Chairman of the Board and President (1992-1994), Trustee (1972-1994), Vice-Chairman of Board and Vice-President (1977-1992); District Superintendent of Schools, State of New York from 1970 to 1993.	3	None
Interested Trustees:
William C. Martindale, Jr. [5], 1942	Chairman of the Board, CEO, & Trustee	Chairman since 2011, CEO since 2010 & Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC since 2001.	3	None
Robert M. Mitchell[5], 1969	Trustee & Treasurer	Trustee since 2011, & Treasurer since 2002	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.	3	None

CONESTOGA FUNDS

Trustees and Officers (Unaudited)

Name & Year of Birth	Position(s) Held with the Funds; Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years
Officers:
William C. Martindale, Jr., 1942	Chairman of the Board since 2011; CEO since September 2010; Trustee since 2002; President from July 2002 to September 2010.	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC. since 2001.
Duane R. D’Orazio, 1972	Secretary, since July 2002; Chief Compliance Officer, since August 2004; Anti-Money Laundering Compliance Officer, since December 2008.	Managing Partner, Co-Founder and Head Trader of Conestoga Capital Advisors, LLC, since 2001 and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2007.
Robert M. Mitchell, 1969	Treasurer, since 2002; Trustee since 2011.	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.
Gregory Getts, 1957	Assistant Treasurer since 2006	President and Owner of Mutual Shareholder Services, LLC, since 1999.
Mark S. Clewett, 1968	Senior Vice President since 2006	Since 2006, Director of Institutional Sales and Client Service of Conestoga Capital Advisors, LLC from 1997 through 2005, Senior Vice President—Consultant Relationships for Delaware Investments.
Joseph F. Monahan, 1959	Senior Vice President since 2009	Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC; Senior Vice President and Chief Financial Officer at McHugh Associates (2001-2008).
David M. Lawson, 1951	Senior Vice President since 2009	Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC; President and Chief Operating Officer of McHugh Associates (1995-2008)
Michelle L. Patterson, 1976	Vice President since 2003	Partner (since 2003) and Operations and Marketing Analyst (since 2001) of Conestoga Capital Advisors, LLC.
M. Lorri McQuade, 1950	Vice President since 2003	Partner (since 2003) and Administrative Manager (since 2001) of Conestoga Capital Advisors, LLC
Alida Bakker-Castorano, 1960	Vice President since 2011

Operations Manager and Performance Analyst of Conestoga Capital Advisors, LLC (Since 2011), Client Service at Logan Capital (2009 -2011), Operations and Trading Support at McHugh Associates (2001- 2009)

Notes:

1

There is no defined term of office for service as a Trustee or Officer.  Each Trustee and Officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

2

The “Fund Complex” consists of the Funds and the Institutional Advisors LargeCap Fund.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

5

Mr. Mitchell and Mr. Martindale are deemed to be “interested persons” of Trust by reason of their positions at the Funds’ Adviser.

CONESTOGA FUNDS

Additional Information

March 31, 2013 (Unaudited)

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Funds’ portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) from Form N-PX filed by the Fund with the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Funds’ Statement of Additional Information ("SAI") include additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the six months ended March 31, 2013, the Small Cap Fund paid an ordinary income distribution of $0.0237 per share and a capital gain distribution of $0.1025 per share on December 28, 2012, for a total distribution of $1,594,183.

During the six months ended March 31, 2013, the Mid Cap Fund did not pay a distribution.

Board of Trustees

William C. Martindale, Jr., Chairman

Robert M. Mitchell

William B. Blundin

Nicholas J. Kovich

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO  64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA  19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square Suite 2000

Philadelphia, PA  19103

Conestoga Small Cap and Mid Cap Fund Officers

William C. Martindale, Jr., CEO

Duane R. D’Orazio, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer

Robert M. Mitchell, Treasurer

Gregory Getts, Assistant Treasurer

Mark S. Clewett, Senior Vice President

Joseph F. Monahan, Senior Vice President

David M. Lawson, Senior Vice President

Michelle L. Patterson, Vice President

M. Lorri McQuade, Vice President

Alida Bakker-Castorano, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap and Mid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Institutional Advisors

LargeCap Fund

M a n a g e d   B y

Institutional Advisors LLC

SEMI-ANNUAL REPORT

March 31, 2013

(Unaudited)

Manager’s Letter

As of March 31, 2013

Dear Fellow Shareholders,

As is often the case: the best time to buy equities is when others are fearful. As 2012 was coming to an end, investors had become pessimistic about the United States’ economic future as the nation’s politicians fought over a resolution to the “fiscal cliff”. This fear quickly faded as S&P 500 profits expanded for a third year, and the U.S. saw continued momentum in retail sales, employment, and housing data. Additionally, it became evident that the Federal Reserve would remain committed to continuing its unprecedented economic stimulus. The S&P 500 advanced in eleven of the thirteen weeks during the quarter ended December 31, 2012, and all ten sectors advanced. The best performing sectors for the quarter were Health Care (+15.81%) and Consumer Staples (+14.58%) while the worst performing sectors were Information Technology (+4.59%) and Materials (+4.79%). Market leadership was generally the same as the prior quarter as investors continued to favor risk and sought cyclical over stable, value over growth, high beta over low beta, and small over large capitalization.

As the first quarter of 2013 was coming to a close, a few concerns started to surface. Cyprus reignited concern that Europe’s debt crisis was not over, and there was evidence of slowing growth in China. Additionally, first quarter earnings for the S&P 500 were expected to decelerate from the prior quarter, and many year-end price targets were already reached.

The total return of the Institutional Advisors LargeCap Fund (“IALFX”) for the first quarter of 2013 was +8.97% versus the S&P 500 of +10.61%.  For the trailing twelve months, the Fund produced a return of +12.31% versus the S&P 500 of +13.96%. Stock selection in the Consumer Staples sector produced our largest relative performance as three of the Fund’s four holdings outperformed the sector, producing an average return of +18.66%. Stock selection in the Consumer Discretionary sector was the biggest drag on relative performance as all of the companies in such sector held by the Fund underperformed the sector, particularly McGraw-Hill Companies (-4.16%), while the sector produced a total return of +12.15%. The Fund’s over-weighted position in the Health Care sector was the biggest contributor to sector allocation-based returns as Health Care was the best performing sector for the quarter.

We believe it is essential to strike a balance between investors’ desire for return and their aversion to risk. IALFX continues to provide strong relative performance with a focus on managing downside risk and participation in the market’s upside potential.  The historical results of this strategy show lower price volatility, superior financial strength, more stable earnings growth than the S&P 500, and strong relative performance over longer time periods. Institutional Advisors remains committed to a disciplined equity strategy that places a premium on companies with strong profitability, attractive valuations, and consistent earnings growth.

Sincerely,

Senior Equity Manager

INSTITUTIONAL ADVISORS LARGECAP FUND

Expense Example (Unaudited)

As a shareholder of the Institutional Advisors LargeCap Fund, you incur the following costs: management fees, trustee fees, distribution fees, and transaction costs.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 through March 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Institutional Advisors LargeCap Fund:

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	October 1, 2012 through
	October 1, 2012	March 31, 2013	March 31, 2013

Actual	$1,000.00	$1,072.79	$6.20
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.95	$6.04

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

INSTITUTIONAL ADVISORS LARGECAP FUND

Portfolio Holdings

March 31, 2013

(Unaudited)

The following chart gives a visual breakdown of the Fund by the sectors as defined by the Global Industry Classification Standard (“GICS”) developed by Morgan Stanley in collaboration with Standard and Poor’s.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on March 31, 2013 were $61,890,474.

INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments
March 31, 2013 (Unaudited)

			% of Total
Shares		Value	Net Assets
COMMON STOCKS
Consumer Discretionary

Leisure Equipment & Products
37,755	Mattel, Inc.	$1,652,536
Multiline Retail
36,937	Macy's, Inc.	1,545,444
Specialty Retail
46,677	The Tjx Companies, Inc.	2,182,150
Textiles, Apparel & Luxury Goods
8,653	VF Corp.	1,451,541

Consumer Discretionary Sector Total		6,831,671	11.04%

Consumer Staples

Beverages
25,960	Pepsico, Inc.	2,053,696
Food Products
24,823	McCormick & Co.	1,825,732
Food & Staples Retailing
41,182	Walgreen Co.	1,963,558
Household Products
12,380	Colgate Palmolive Co.	1,461,211

Consumer Staples Sector Total		7,304,197	11.80%

Energy

Oil, Gas & Consumable Fuels
20,275	Chevron Corp.	2,409,075
21,538	Exxon Mobil Corp.	1,940,789
Oil, Gas & Consumable Fuels Total		4,349,864

Energy Sector Total		4,349,864	7.03%
INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
March 31, 2013 (Unaudited)

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Financials

Commercial Banks
59,057	US Bancorp	$2,003,804
Consumer Finance
48,256	Discover Financial Services	2,163,799
Diversified Financial Services
40,108	McGraw-Hill Companies, Inc.	2,088,825
Insurance
53,877	Marsh & McLennan Companies, Inc.	2,045,710

Financials Sector Total		8,302,138	13.41%
Health Care

Biotechnology
19,328	Amgen, Inc.	1,981,313
Health Care Equipment & Supplies
18,504	Baxter International, Inc.	1,344,131
Health Care Providers & Services
9,980	Laboratory Corp. of America Holdings *	900,196
16,864	McKesson Corp.	1,820,637
Health Care Providers & Services Total		2,720,833
Pharmaceuticals
23,650	Johnson & Johnson	1,928,184
63,731	Pfizer, Inc.	1,839,277
Pharmaceuticals Total		3,767,461

Health Care Sector Total		9,813,738	15.86%

Industrials

Aerospace & Defense
20,465	Raytheon Co.	1,203,137
17,938	United Technologies Corp.	1,675,947
Aerospace & Defense Total		2,879,084
Air Freight & Logistics
19,012	C.H. Robinson Worldwide, Inc.	1,130,453

INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
March 31, 2013 (Unaudited)

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Industrials (Continued)

Machinery
8,969	Flowserve Corp.	$1,504,191
Road & Rail
10,768	Union Pacific Corp.	1,533,471

Industrials Sector Total		7,047,199	11.39%

Information Technology

Communications Equipment
26,023	Qualcomm, Inc	1,742,240
76,690	Cisco Systems, Inc.	1,602,437
Communications Equipment Total		3,344,677
Computers & Peripherals
4,106	Apple, Inc.	1,817,439
IT Services
10,359	International Business Machines, Inc.	2,209,575
Semiconductors
76,682	Intel Corp.	1,675,502
Software
71,436	Microsoft Corp.	2,043,784
61,899	Oracle Corp.	2,001,814
Software Total		4,045,598

Information Technology Sector Total		13,092,791	21.15%

Materials

Containers & Packaging
38,087	Ball Corp.	1,812,179

Materials Sector Total		1,812,179	2.93%
INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
March 31, 2013 (Unaudited)

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Telecommunications Services

Diversified Telecommunication
44,466	AT&T, Inc.	$1,631,458

Telecommunications Services Sector Total		1,631,458	2.64%

Utilities

Multi-Utilities
21,756	Wisconsin Energy Corp.	933,115

Utilities Sector Total		933,115	1.51%

TOTAL COMMON STOCKS
	(Cost $46,206,174)	61,118,350	98.76%

SHORT-TERM INVESTMENTS
739,428	UMB Bank Money Market Fiduciary 0.01% **	739,428	1.19%
	(Cost $739,428)

TOTAL INVESTMENTS
	(Cost $46,945,602)	61,857,778	99.95%

	Other Assets Less Liabilities	32,696	0.05%

	TOTAL NET ASSETS	$61,890,474	100.00%

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at March 31, 2013.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Assets and Liabilities
March 31, 2013 (Unaudited)

Assets:
Investments, at Value (Cost $46,945,602)	$61,857,778
Receivables:
Shareholder Subscriptions Receivable	61,890
Dividends & Interest	55,027
Total Assets	61,974,695
Liabilities:
Accrued Investment Advisory Fees Payable	54,423
Distribution Fees Payable	5,807
Trustee Fees Payable	10,916
Shareholder Redemptions Payable	13,075
Total Liabilities	84,221

Net Assets	$61,890,474

Net Assets Consist of:
Beneficial Interest Paid-In	$45,647,241
Accumulated Net Investment Income	201,708
Accumulated Net Realized Gain on Investments	1,129,350
Net Unrealized Appreciation in Value of Investments	14,912,175
Net Assets, for 3,351,213 Shares of Beneficial Interest Outstanding,
Unlimited Number of Shares Authorized with a $0.001 Par Value	$61,890,474
Net Asset Value and Redemption Price
Per Share ($61,890,474/3,351,213 shares)	$18.47

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Operations
For the Six Months Ended
March 31, 2013 (Unaudited)

Investment Income:
Dividends	$805,590
Interest	37
Total Investment Income	805,627
Expenses:
Investment advisory fees	340,063
Distribution fees	2,882
Trustees' fees and expenses	28,819
Total Expenses	371,764
Less: Advisory fees waived	(25,937)
Net Expenses	345,827

Net Investment Income	459,800

Realized & Unrealized Gain on Investments:
Net realized gain on investments	1,417,004
Net change in unrealized appreciation on investments	2,262,963
Net realized & unrealized gain on investments	3,679,967

Net increase in net assets resulting from operations	$4,139,767

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Changes in Net Assets

	(Unaudited)
	For the Six Months	For the Year
	Ended	Ended
	3/31/2013	9/30/2012
Increase (Decrease) In Net Assets
From Operations:
Net investment income	$459,800	$525,754
Net realized gain on investments	1,417,004	427,118
Net change in unrealized appreciation on investments	2,262,963	11,599,601
Net increase in net assets resulting from operations	4,139,767	12,552,473
Distributions to shareholders from:
Net investment income	(706,096)	(314,795)
Realized Gain	(581,198)	(709,097)
Total Distributions	(1,287,294)	(1,023,892)
From Fund share transactions:
Proceeds from sale of shares	4,593,481	10,669,511
Shares issued on reinvestment of distributions	171,779	118,133
Cost of shares redeemed	(4,636,022)	(13,460,281)
Total increase (decrease) in net assets resulting from Fund share transactions	129,238	(2,672,637)

Total increase in net assets	2,981,711	8,855,944

Net Assets at Beginning of Year	58,908,763	50,052,819
Net Assets at End of Year (Includes accumulated net	$61,890,474	$58,908,763
investment income of $201,708 and $448,004, respectively)

INSTITUTIONAL ADVISORS LARGECAP FUND

Financial Highlights

Selected data for a share outstanding throughout each period:

	(Unaudited)
	For the Six		For the	For the		For the	For the
	Months Ended		Year Ended	Year Ended		Year Ended	Period Ended
	March 31, 2013		September 30, 2012	September 30, 2011		September 30, 2010	September 30, 2009	*

Net asset value - beginning of period	$17.62		$14.29	$14.12		$12.76	$10.00

Net investment income	0.14		0.15	0.10		0.07	0.03
Net realized and unrealized gains on investments	1.10		3.47	0.45	(a)	1.34	2.73
Total from investment operations	1.24		3.62	0.55		1.41	2.76

Distributions from:
Net investment income	(0.21)		(0.09)	(0.09)		(0.05)	−
Realized Gains	(0.18)		(0.20)	(0.29)		−	−

Total distributions	(0.39)		(0.29)	(0.38)		(0.05)	−

Net asset value - end of period	$18.47		$17.62	$14.29		$14.12	$12.76

Total return	7.28%	(b)	25.65%	3.73%		11.02%	27.60%	(b)
Ratios/supplemental data
Net Assets - end of period (thousands)	$61,890		$58,909	$50,053		$21,848	$19,859

Before waivers
Ratio of expenses to average net assets	1.29%	(c)	1.78%	1.87%		1.88%	1.85%	(c)
Ratio of net investment income (loss) to average net assets	1.50%	(c)	0.50%	0.11%		(0.05)%	0.15%	(c)

After waivers
Ratio of expenses to average net assets	1.20%	(c)	1.34%	1.35%		1.35%	1.35%	(c)
Ratio of net investment income to average net assets	1.59%	(c)	0.94%	0.63%		0.48%	0.65%	(c)

Portfolio turnover rate	13.61%	(b)	26.84%	25.93%		24.96%	8.99%	(b)

* The Institutional Advisors LargeCap Fund Commenced Operations March 31, 2009.

(a)  The amount of net gain from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the year.

(b) Not Annualized
(c) Annualized

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements

March 31, 2013 (Unaudited)

Note 1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of three series; the Institutional Advisors LargeCap Fund (the “Fund”), the Conestoga Small Cap Fund, and the Conestoga Mid Cap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s investment strategy is to provide long-term growth of capital.  The Fund's registration statement became effective with the SEC, and the Fund commenced operations on March 31, 2009.  The Fund’s investment adviser is Institutional Advisors LLC (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

March 31, 2013 (Unaudited)

based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized below:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of March 31, 2013, by major security type:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Balance as of March 31, 2013
	(Level 1)	(Level 2)	(Level 3)	(Total)
Assets
Short-Term Investments	$ 739,428	---	---	$ 739,428
Common Stocks	61,118,350	---	---	61,118,350
Total	$ 61,857,778	---	---	$ 61,857,778

At March 31, 2013, there were no significant transfers between Level 1, 2, or 3 based upon the input levels on September 30, 2012.  For a further breakdown of each investment by type, please refer to the Schedule of Investments.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Fund’s tax positions for all open tax years (September 2009 – 2012), and has determined that none of them are uncertain.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income and capital gains to its shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Fund records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Other – Permanent book/tax differences are reclassified among the components of capital.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Subsequent Events - The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision, and assistance in the overall management services to the Fund.  Under the terms of the Investment Advisory Agreement, the Adviser pays all Fund expenses with the exception of the fees and expenses of Independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, and other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  The Investment Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Fund’s affairs subject to the authority of the Board.  Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.18% of the Fund’s average daily net assets.

For the six months  ended March 31, 2013, the Adviser earned advisory fees of $340,063.

The Adviser contractually agreed to limit the Fund’s expense ratio to 1.20% of the Fund’s average daily net assets until at least February 1, 2014, excluding 12b-1 distribution fees, shareholder servicing fees, trustee fees, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.  The Adviser may not recoup any of the fees waived pursuant to this contractual waiver.  For the six months ended March 31, 2013, the Adviser waived $25,937 under this arrangement.

The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund’s average daily net assets.  During the six months ended March 31, 2013, the Fund accrued $2,882 under the Distribution Plan.

The Distribution Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.

The Trust, on behalf of the Fund, adopted a shareholder servicing plan (“Shareholder Servicing Plan”).  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares and may be up to 0.25% per annum of the Fund’s average daily net assets.  These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.  The Fund presently does not have any such shareholder agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

On November 15, 2012, the Board of Trustees reviewed and discussed the terms and provisions of the Investment Advisory Agreement for the Institutional Advisors LargeCap Fund. In evaluating the Investment Advisory Agreement, generally the Board relied upon its knowledge of the Adviser, the Adviser’s services and the Fund, resulting from the Board’s meetings and interactions with management throughout the year.  The Board also relied upon written materials and oral presentations regarding the Investment Advisory Agreement, which the Board had received in preparation for its consideration of the Investment Advisory Agreement.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory services to be provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

Fees, Expenses and Performance.  The Board reviewed performance information comparing the Fund to the S&P 500, Lipper Large Cap Core, and Morningstar Large Blend average returns and the performance history of the Fund compared to other large cap mutual funds. The Board also compared the total expense ratio and advisory fee of the Fund to other large cap mutual funds.  Because the Fund paid a management fee that included both advisory and administrative services, the Board determined that the Fund’s total expenses to those of its peers was a more appropriate comparison than the Fund’s advisory fees to those of its peers.  The Board also concluded that the advisory fees paid by the Fund to the Adviser were reasonable in comparison to the advisory fees charged by the Adviser to its only comparable separate account, particularly when considering that the separate account does not have a unitary fee structure.

Other Benefits. Profitability of Adviser and Affiliates.  The Board reviewed the costs of the services provided by the Adviser and the profitability of the relationship to the Adviser.  The Board considered “fall-out benefits” that could be derived by the Adviser and its affiliates from their relationship with the Fund. The Board also considered the Adviser’s use of “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other accounts managed by the Adviser would be used to pay for research that a securities broker obtains from third parties.

Economies of Scale.  The Board reviewed the structure of the Fund’s management fee and noted the contractual expense cap that was in place for the Fund. The also Board considered the asset size of the Fund.

After considering and weighing all of the above factors, the Board concluded that: i) the nature, extent, and quality of the services provided by the Adviser were appropriate for the proper management of the Fund’s assets; ii) the Fund’s performance was in line with the performance of its benchmark; iii) the current profitability of the Fund to the Adviser appeared reasonable; and iv) the Fund’s small asset size meant that economies of scale were not yet achievable. The Board determined that it was in the best interests of the Fund’s shareholders to approve the continuation of the Investment Advisory Agreement.  The Board also concluded that the fees paid by the Fund to the Adviser were not comparable to fees paid to the Adviser by other entities since the Adviser did not provide the same level of services to these other entities.

The Board of Trustees approved the continuation of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Institutional Advisors LLC, dated February 5, 2013, through February 5, 2014.

Note 4. Beneficial Interest

As of March 31, 2013, there were an unlimited number of shares of beneficial interest with a $0.001 par value authorized.  The following table summaries the activity in shares of the Fund:

                                                                    For the Six Months Ended 3/31/2013

	Shares	Value
Issued	262,490	$ 4,593,481
Reinvested	10,280	171,779
Redeemed	(264,843)	(4,636,022)
Total	7,927	$ 129,238

                                                                        For the Year Ended 9/30/2012

	Shares	Value
Issued	667,985	$ 10,669,511
Reinvested	7,808	118,133
Redeemed	(834,823)	(13,460,281)
Total	(159,030)	$ (2,672,637)

Note 5.  Investments

Investment transactions, excluding short term investments, for the six months ended March 31, 2013, were as follows:

Purchases……………………………………………..………….…$    7,857,499

Sales……………………………………………………………….….$    9,029,147

For Federal Income Tax purposes, the cost of investments owned at March 31, 2013, is $46,945,602.  As of March 31, 2013, the gross unrealized appreciation on a tax basis totaled $15,442,234 and the gross unrealized depreciation totaled $530,059 for a net unrealized appreciation of $14,912,175.

The tax character of distributions paid during the six months ended March 31, 2013 and the year ended September 30, 2012:

	March 31, 2013	September 30, 2012
Ordinary income	$ 706,096	$ 314,795
Long Term Capital Gain	581,198	709,097
Total	$1,287,294	$ 1,023,892

As of September 30, 2012 the components of accumulated income/(losses) on a tax basis were as follows:

Net unrealized appreciation	$ 14,912,175
Accumulated net realized gain	1,129,350
Undistributed ordinary income	201,708
Total	$ 16,243,233

As of September 30, 2012 the Fund did not have any unused capital loss carryforward remaining.

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains on investments reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Note 6. Contingencies & Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

Note 7. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2013, NFS LLC Custodian f/b/o National Penn Investors Trust Company, in aggregate, owned approximately 96% of the Fund’s shares and may be deemed to control the Fund.

INSTITUTIONAL ADVISORS LARGECAP FUND

March 31, 2013

Trustees and Officers

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-292-2660.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees[4]:
Michael R. Walker, 1948	Trustee	Since 2002	Partner, Franklin Realty Trust since 2004; Chairman, Elder Trust from 1998 to 2004; Chairman and CEO, Genesis Health Ventures (eldercare services) from 1985 to 2002.	3	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	Managing Director, Beach Investment Counsel since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982-1988.	3	Trustee, the Milestone Funds (1 portfolio) from 2007-2011
William B. Blundin, 1939	Trustee	Since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997.	3	Trustee, the Saratoga Advantage Funds (14 portfolios) from 2003-2012
Richard E. Ten Haken, 1934	Trustee	Since 2002	Chairman and President, Ten Haken & Associates, Inc. (financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992; President, Pinnacle Government Fund from 1985 to 1990; New York State Teachers Retirement System, Chairman of the Board and President (1992 – 1994), Trustee (1972 – 1994), Vice-Chairman of Board and Vice-President (1977 – 1992); District Superintendent of Schools, State of New York from 1970 to 1993.	3	None

INSTITUTIONAL ADVISORS LARGECAP FUND

March 31, 2012

Trustees and Officers (Continued)

(Unaudited)

Interested Trustees:
Robert W. Mitchell[5], 1969	Trustee & Treasurer	Trustee since 2011, & Treasurer since 2002	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC (“CCA”) since 2001.	3	None
William C. Martindale, Jr.[6], 1942	Chairman of the Board, CEO, & Trustee	Chairman since 2011 & Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of CCA since 2001.	3	None

Name & Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation During Past Five Years
Officers:
William C. Martindale, Jr. 1942	Chairman of the Board since September, 2011; CEO since September 2010; Trustee since 2002, President from July 2002 to September 2010	Managing Partner, Co-Founder and Chief Investment Officer of CCA since 2001
Duane R. D’Orazio 1972	Secretary, since July 2002; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since 2008	Head Trader, Managing Partner, Co-Founder, and Chief Compliance Officer of CCA since 2001
Robert M. Mitchell 1969	Treasurer since July 2002; Trustee since 2011	Managing Partner, Co-Founder and Portfolio Manager of CCA since 2001
Gregory B. Getts 1957	Assistant Treasurer since 2006	President and Owner of Mutual Shareholder Services, LLC since 1999
Mark S. Clewett 1968	Senior Vice President since 2006	Director of Institutional Sales and Client Service for CCA since 2006; Senior Vice President of Consultant Relations for Delaware Investments, 1997-2005
Joseph F. Monahan 1959	Senior Vice President since 2009	Managing Partner, Portfolio Manager, and Research Analyst for CCA since 2008; Senior Vice President and Chief Financial Officer of McHugh Associates (2001-2008)
David M. Lawson 1951	Senior Vice President since 2009	Managing Partner, Portfolio Manager, and Research Analyst for CCA since 2008; President and Chief Operating Officer of McHugh Associates (1995-2008)

INSTITUTIONAL ADVISORS LARGECAP FUND

March 31, 2013

Trustees and Officers (Continued)

(Unaudited)

Name & Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation During Past Five Years
M. Lorri McQuade 1950	Vice President since September 2003	Partner (since 2003) and Administrative Manager of Conestoga Capital Advisors, LLC since 2001
Michelle L. Patterson 1976	Vice President since September 2003	Partner (since 2003) and Operations and Marketing Analyst of Conestoga Capital Advisors, LLC since 2001
Alida Bakker- Castorano 1960	Vice President since November, 2012	Operations Manager and Performance Analyst of Conestoga Capital Advisors, LLC (since 2011), Client Service at Logan Capital (2009-2011), Operations and Trading Support at McHugh Associates (2001-2009)

Notes:

1

There is no defined term of office for service as a Trustee or officer.  Each Trustee and officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

2

The “Fund Complex” consists of the Fund, the Conestoga Small Cap Fund, and the Conestoga Mid Cap Fund.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

5

Mr. Martindale is deemed to be an “interested person” of the Trust by reason of his position as Managing Partner and Chief Investment Officer of CCA.

6

Mr. Mitchell is deemed to be an “interested person” of the Trust by reason of his position as Managing Partner of CCA.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended June 30, 2009 (the Fund commenced operations on March 31, 2009).  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Fund’s portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-292-2660 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-800-292-2660 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the six months ended March 31, 2013, the Fund paid an income distribution of $0.21466 per share, and a realized gain distribution of $0.17669 per share, for a total distribution of $1,287,294.

INSTITUTIONAL ADVISORS LARGECAP FUND

Board of Trustees

William C. Martindale, Jr., Chairman

William B. Blundin

Nicholas J. Kovich

Richard E. Ten Haken

Michael R. Walker

Robert M. Mitchell

Investment Adviser

Institutional Advisors LLC

2201 Ridgewood Road #180

Wyomissing, PA 19610

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Counsel
Drinker Biddle & Reath LLP

One Logan Square Suite 2000

Philadelphia, PA  19103-6996

Officers of Institutional Advisors LLC

James D. King, President

Karen L. Kleffel, Chief Compliance Officer

Richard A. Lord, Jr., Chief Financial Officer

H. Anderson Ellsworth, Secretary

This report is provided for the general information of the shareholders of the Institutional Advisors LargeCap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date May 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date May 30, 2013

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date May 30, 2013

* Print the name and title of each signing officer under his or her signature.